UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   May 9, 2003

                            WEBB MORTGAGE DEPOT, INC.
         ---------------------------------------------------------------


Florida                      333-72376                   65-0920373
-------------------       ----------------        --------------------
State or other jurisdiction Commission File IRS Employer Identification
 of incorporation)                Number                No.


155 Wilson Lake Road
Mooresville, NC                                   28117
-----------------------                     -------------------
(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     800-952-8706


              9930 Monroe Road, Suite 102, Matthews, NC 28105
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

(a)      Dismissal of Independent Public Accountant.

     On May 16, 2003, Webb Mortgage Depot, Inc.(the "Company") dismissed Salberg & Company, P.A. Certified Public Accountants, the company's independent public accountants.

     Salberg & Company, P.A.'s report on the consolidated financial statements of the Company for the two most recent fiscal years ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that there was an explanatory paragraph relating to our ability to continue as a going concern.

     During the Company's two most recent fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 to May 16, 2003, there were no disagreements between the Company and Salberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Salberg & Company, P.A.'s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report; and there were no reportable events as described in Item 304 (a) (1) (v) of Regulation S-K.

     The Company provided Salberg & Company, P.A. with a copy of the foregoing disclosures. Attached, as Exhibit 16.1 is a copy of Salberg & Company, P.A.'s letter, dated August 7, 2003, stating its agreement with such statements.

(b)      New Independent Public Accountants

     On May 9, 2003, the Company retained Hunter & Atkins Certified Public Accountants. (HA) as its independent public accountants. The Company's board of directors approved a resolution on May 12, 2003 approving HA's selection as well as approving the dismissal of Salberg & Company, P.A.

     During the Company's two most recent fiscal years, the Company has not consulted with HA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement, within the meaning of Item 304 (a)
(1) (iv) of Regulation  S-K or a reportable  event,  as described in Item 304(a)
(1) (v) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2003                              WEBB MORTGAGE DEPOT, INC.



                                              By:  s/s Byron Webb
                                                 ------------------------------
                                                        Byron J. Webb
                                                        President


                                INDEX TO EXHIBITS

Exhibit No.       Description
------------      -----------------
16.1              Letter from Salberg & Co. P.A. stating its agreement with the statements in Item 4(a), dated August 7, 2003


                                                 EXHIBIT 16.1
August 7, 2003


Office of the Chief Accountants
SECPS Letter File
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:      Webb Mortgage Depot, Inc.
         File Reference No. 333-72376


     We were previously the principal accountants for Webb Mortgage Depot, Inc. and under the date of March 5, 2003, we reported on the consolidated financial statements of Webb Mortgage Depot, Inc. and Subsidiaries as of December 31, 2002 and 2001. On May 16, 2003, we were dismissed as principal accountant. We have read Webb Mortgage Depot, Inc.'s statements included in Item 4(a) of the Form 8-K/A dated May 9, 2003 of Webb Mortgage Depot, Inc. to be filed with the Securities and Exchange Commission and we agree with such statements.

     We note that Salberg & Company, P.A. did not perform a SAS 100 interim review on the consolidated financial statements of Webb Mortgage Depot, Inc. and Subsidiaries that were included in Form 10-QSB of Webb Mortgage Depot, Inc. for the quarter ended March 31, 2003 that was filed with the Securities and Exchange Commission on May 14, 2003.



Very truly yours,
SALBERG & COMPANY, P.A.



Scott D. Salberg, CPA, CVA
For the Firm